EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Components of the numerator for the calculation of basic and diluted earnings per share
The components of the numerator for the calculation of basic EPS and diluted EPS for net loss from continuing operations, net loss from discontinued operations and net loss attributable to Frontline Ltd. are as follows:

(in thousands of $)	2014	2013	2012
Net loss from continuing operations, excluding loss attributable to noncontrolling interest	(162,938)	(187,305)	(70,210)
Net loss from discontinued operations	—	(1,204)	(12,544)
Net loss attributable to Frontline Ltd.	(162,938)	(188,509)	(82,754)

The components of the denominator for the calculation of basic EPS and diluted EPS are as follows:

(in thousands)	2014	2013	2012
Weighted average number of ordinary shares	99,939	79,751	77,859